UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

2021-1 Senior Notes

On September 29, 2021, Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (wholly-owned subsidiaries of Driven Brands Holdings Inc. (the “Company”)) (together, the “Co-Issuers”), issued $450 million Series 2021-1 Fixed Rate Senior Notes, Class A-2 (the “2021-1 Senior Notes”). The 2021-1 Senior Notes bear interest at a rate of 2.791%, have an anticipated repayment date of October 20, 2028 and a legal maturity date of October 20, 2051. The 2021-1 Senior Notes are secured by substantially all assets of the Co-Issuers and are guaranteed by the Securitization Entities (as defined in the Base Indenture). The 2021-1 Senior Notes were issued pursuant to the Base Indenture (as defined below) and a series supplement to the Base Indenture dated as of September 29, 2021 (the “Series 2021-1 Supplement”).

The foregoing description of the Series 2021-1 Supplement is qualified in its entirety by reference to the full text of the Series 2021-1 Supplement, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Amendment No. 8 to the Amended and Restated Base Indenture

On September 29, 2021, the Co-Issuers entered into the Amendment No. 8 (“Amendment No. 8 to Base Indenture”) to the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, and Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary.

Amendment No. 8 to Base Indenture amended the Base Indenture by (i) replacing the definitions of “Adjusted EBITDA” and “Run Rate Adjusted EBITDA” in their entirety with the definition of “Parent Adjusted EBITDA” and amending or replacing certain related definitions and related provisions to conform to the definition of “EBITDA” in the Credit Agreement, dated as of May 27, 2021, by and among Driven Holdings, LLC (“Parent”), as borrower, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Parent Credit Agreement”), (ii) amending the “Driven Brands Leverage Ratio” and related provisions to test at the level of Parent and its consolidated subsidiaries and to expressly provide that each Manager, in accordance with the applicable Managing Standard, may further amend the definition of “Driven Brands Leverage Ratio” with the consent of the Control Party, including, without limitation, in connection with any change of control, (iii) removing the ability of the Trustee to make distributions on Definitive Notes by check, so that all distributions on all Series of Notes will be made by wire transfer, and (iv) making other amendments consistent with and in furtherance of the foregoing, including to the definitions of “Driven Brands Entity,” “Non-Securitization Entities” and “Parent”.

The foregoing description of Amendment No. 8 to Base Indenture is qualified in its entirety by reference to the full text of Amendment No. 8 to Base Indenture, which is incorporated herein by reference to Exhibit 4.2 to this Current Report on Form 8-K.

Amendment No. 4 to the Amended and Restated Management Agreement

On September 29, 2021, Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee, entered into the Amendment No. 4 (“Amendment No. 4 to U.S. Management Agreement”) to the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended by the Amendment and Joinder to Management Agreement, dated as of October 4, 2019, the Amendment and Joinder to the Amended and Restated Management Agreement, dated as of July 6, 2020, and the Amendment No. 3 to the Amended and Restated Management Agreement, dated as of March 30, 2021, the “U.S. Management Agreement”), among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, certain Sub-managers party thereto, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee.

Amendment No. 4 to U.S. Management Agreement amended the U.S. Management Agreement by (i) amending the Driven Brands Specified Non-Securitization Debt Cap to test adjusted debt for borrowed money of Parent and its consolidated subsidiaries, (ii) making other amendments consistent with and in furtherance of the amendments made in Amendment No. 8 to Base Indenture, and (iii) making certain other technical amendments.

The foregoing description of Amendment No. 4 to U.S. Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 4 to U.S. Management Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Amendment No. 2 to the Canadian Management Agreement

On September 29, 2021, Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee, entered into the Amendment No. 2 (“Amendment No. 2 to Canadian Management Agreement”) to the Canadian Management Agreement, dated as of July 6, 2020 (as amended by Amendment No. 1 to Canadian Management Agreement dated as of March 30, 2021, the “Canadian Management Agreement”), among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee.

Amendment No. 2 to Canadian Management Agreement amended the Canadian Management Agreement by including the changes described above regarding Amendment No. 4 to the U.S. Management Agreement to conform the Canadian Management Agreement to the U.S. Management Agreement, as amended by Amendment No. 4 to U.S. Management Agreement.

The foregoing description of Amendment No. 2 to Canadian Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 2 to Canadian Management Agreement, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On September 29, 2021, the Company issued a press release describing certain of the matters in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Series 2021-1 Supplement, dated as of September 29, 2021, by and among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee and Series 2021-1 securities intermediary.

4.2	Amendment No.8 to the Amended and Restated Base Indenture, dated as of September 29, 2021, among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee.

10.1†	Amendment No. 4 to the Amended and Restated Management Agreement and Consent to Amendment No. 2 to Canadian Management Agreement, dated as of September 29, 2021, among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee.

10.2†	Amendment No. 2 to Canadian Management Agreement, dated as of September 29, 2021, among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee.

99.1	Driven Brands Holdings Inc. Press Release dated September 29, 2021

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021

DRIVEN BRANDS HOLDINGS INC.

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President, General Counsel and Secretary